Potentia(r)

Separate Account A

Fixed and Variable Annuity

Prospectus

May 1, 2002

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The Variable Annuity Life Insurance Company

Units of Interest under Group

Fixed and Variable Annuity Contracts

Potentia(r)

Separate Account A

Prospectus May 1, 2002

The Variable Annuity Life Insurance Company ("VALIC") offers certain Series of Potentia that consist of unallocated group annuity contracts (the "Contracts") to certain employer sponsored retirement plans. Potentia is available to participants in retirement programs that qualify for deferral of federal income taxes.

Potentia permits Participants to invest in and receive retirement benefits in a Fixed Account Option and/or an array of Variable Account Options described in this prospectus. Not all Variable Account Options are available under each employer's retirement program.

This prospectus provides information the Plan and Plan Participants should know before investing in Potentia. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 2002, contains additional information about Potentia and is part of this prospectus. You may obtain a free copy by calling 1-888-258-3422. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

Glossary of Terms 5

Fee Table 6

Summary 7

Selected Purchase Unit Data 10

General Information 11

About Potentia 11

About VALIC 11

About VALIC Separate Account A 11

Units of Interests 12

Distribution of the Contracts 12

Fixed Account Option 12

Variable Account Options 12

Purchase Period 13

Purchase Payments 13

Purchase Units 14

Calculation of Purchase Unit Value 14

Choosing Investment Options 14

Potentia General Account 14

Variable Account Options 15

Stopping Purchase Payments 15

Transfers Between Investment Options 15

During the Purchase Period 16

During the Payout Period 16

Effective Date of Transfer 16

Market Timing 16

Fees and Charges 16

Premium Tax Charge 17

Separate Account Charges 17

Fund Annual Expense Charges 17

Other Tax Charges 17

Market Value Adjustment 17

Payout Period 17

Fixed Payout 18

Variable Payout 18

Combination Fixed and Variable Payout 18

Payout Date 18

Payout Options 19

Enhancements to Payout Options 19

Payout Information 19

Surrender of Account Value 20

When Surrenders Are Allowed 20

Surrender Restrictions 20

Partial Surrenders 20

Potentia General Account 21

Death Benefits 21

Beneficiary Information 21

During the Payout Period 22

Investment Performance of Separate Account Divisions 22

Types of Investment Performance Information Advertised 22

Total Return Performance Information 22

Yield Performance Information 24

Other Contract Features 24

Changes That May Not Be Made 24

We Reserve Certain Rights 24

Fund Changes 24

Relationship to Employer's Plan 25

Voting Rights 25

Who May Give Voting Instructions 25

Determination of Fund Shares Attributable to Your Account 25

How Fund Shares Are Voted 25

Federal Tax Matters 26

Type of Plans 26

Tax Consequences in General 26

Effect of Tax-Deferred Accumulations 27

Contents of Statement of Additional Information 29

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the participant, contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - The rate used to determine your first monthly payout payment per thousand dollars of account value in your variable account option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Contract Owner - the individual (in most cases, your employer) to whom the annuity contract ("Contract") is issued.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in a VALIC general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Payout Period - the time when you begin to withdraw your money in a steady stream of payments.

Payout Unit - A measuring unit used to calculate payout payments from your variable account option. Payout unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of an annuity Contract offered by the Contracts.

Purchase Period - the time between your first Purchase Payment and your Payout Period (or surrender).

VALIC Separate Account A - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Options - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Table

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. Any and all limitations on total charges and expenses are reflected in this Fee Table. The purpose of this Fee Table is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

Contract Owner/Participant Expenses (1)

Maximum Surrender Charge 0.00%

Account Maintenance Fee $ 0

Separate Account Expenses (as a percentage of Separate Account net assets)

Mortality and Expense Risk 1.45%

Fund Annual Expenses (as a percentage of average net assets)
	Management Fees	12b-1 Fees	Other Expenses (2)	Total Fund Expenses
American Century Ultra Fund	0.98%	None	0.00%	0.98%
Janus Adviser Worldwide Fund	0.60%	0.25%	0.35%	1.20%
Putnam Global Growth Fund Class A Shares	0.63%	0.25%	0.27%	1.15%
Putnam New Opportunities Fund Class A Shares	0.46%	0.25%	0.18%	0.89%
Putnam OTC & Emerging Growth Fund Class A Shares	0.52%	0.25%	0.27%	1.04%
VALIC Company I Funds:
Growth & Income Fund (4)	0.75%	None	0.10%	0.85%
Mid Cap Index Fund	0.30%	None	0.12%	0.42%
Money Market I Fund (4)	0.50%	None	0.10%	0.60%
Science & Technology Fund (4)	0.90%	None	0.10%	1.00%
Small Cap Index Fund	0.35%	None	0.12%	0.47%
Social Awareness Fund	0.50%	None	0.12%	0.62%
Stock Index Fund	0.26%	None	0.12%	0.38%
VALIC Company II Funds:
Aggressive Growth Lifestyle Fund	0.10%	None	0.00%	0.10%
Capital Appreciation Fund (5)	0.55%	None	0.30%	0.85%
Conservative Growth Lifestyle Fund	0.10%	None	0.00%	0.10%
Core Bond Fund (5)	0.50%	None	0.27%	0.77%
Moderate Growth Lifestyle Fund	0.10%	None	0.00%	0.10%
Small Cap Growth Fund (5)	0.85%	None	0.31%	1.16%
Strategic Bond Fund (5)	0.60%	None	0.29%	0.89%

(1) Premium taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" and "Exceptions to Surrender Charge" in this prospectus. Account maintenance fee reduces to $15 after first Participant Year. No surrender charge will be applied if your account has been in effect for 15 years or longer, or your account has been in effect for 5 years or longer and you have attained age 59 1/2. There will be no surrender charge on purchase payments received more than 60 months prior to surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

(3) Other Expenses includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses.

(4) Management has agreed to waive or reimburse certain fees. In the absence of this waiver, the management fees, other expenses, and total fund expenses, respectively, would have been: Growth & Income Fund, 0.75%, 0.12%, and 0.87%; Money Market I Fund, 0.50%, 0.12%, and 0.62%; and Science & Technology Fund, 0.90%, 0.11%.

(5) Management has agreed to waive or reimburse certain fees. In the absence of this waiver, the management fees, other expenses, and total fund expenses, respectively, would have been: Capital Appreciation Fund, 0.55%, 0.56%, and 1.11%; Core Bond Fund, 0.50%, 0.51%, and 1.01%; Small Cap Growth Fund, 0.85%, 0.57%, and 1.42%; and Strategic Bond Fund, 0.60%, 0.51%, and 1.11%.

EXAMPLE - You would pay the following expenses on a $1,000 investment under a typical Potentia contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets. This example should not be considered a representation of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.
	1 Year	3 Years	5 Years	10 Years
American Century Ultra Fund	$ 25	$ 76	$ 130	$ 277
Janus Adviser Worldwide Fund	27	82	141	299
Putnam Global Growth Fund Class A Shares	26	81	138	294
Putnam New Opportunities Fund Class A Shares	24	73	125	268
Putnam OTC & Emerging Growth Fund Class A Shares	25	78	133	283
VALIC Company I Funds:
Growth & Income Fund	23	72	123	264
Mid Cap Index Fund	19	59	101	220
Money Market I Fund	21	64	110	238
Science & Technology Fund	25	76	131	279
Small Cap Index Fund	19	60	104	225
Social Awareness Fund	21	65	111	240
Stock Index Fund	19	58	99	215
VALIC Company II Funds:
Aggressive Growth Lifestyle Fund	16	49	85	185
Capital Appreciation Fund	23	72	123	264
Conservative Growth Lifestyle Fund	16	49	85	185
Core Bond Fund	23	69	119	256
Moderate Growth Lifestyle Fund	16	49	85	185
Small Cap Growth Fund	26	81	139	295
Strategic Bond Fund	24	73	125	268

Summary

Potentia is VALIC's combination fixed and variable annuity that offers Participants a wide choice of investment options and flexibility. A summary of Potentia's major features is presented below. For a more detailed discussion of Potentia, please read the entire prospectus carefully.

Fixed And Variable Options

Potentia offers a choice from among 19 Variable Account Options and one Fixed Account Option. An employer's retirement program will describe which Variable Account Options are available to Participants. All money contributed to a Contract is initially allocated to the Potentia General Account where it will remain until we are instructed to transfer amounts to a Variable Account Option.

Fixed Account Option

Potentia General Account -may be invested in either the general assets of the Company or in a Separate Account of the Company, depending upon state requirements. A Plan may allocate all or a portion of Participant Purchase Payments to the Potentia General Account. All payments under Potentia are initially allocated to the Potentia General Account, before being transferred to the Variable Account Options as instructed. Purchase Payments allocated to the Potentia General Account are guaranteed to earn at least a minimum rate of interest. Interest is paid on the Potentia General Account at declared rates. With the exception of the market value adjustment, which generally will be applied to withdrawals after the first plan year in excess of certain amounts, we bear the entire investment risk for the Potentia General Account. See the "Market Value Adjustment" section below. All Purchase Payments and interest earned on such amounts in the Potentia General Account will be paid regardless of the investment results experienced by the Company's general assets.

Variable Account Options

American Century Ultra Fund - seeks long-term capital growth through investments primarily in common stocks that are considered to have better than average prospects for appreciation. Adviser: American Century Investment Management, Inc.

Janus Advisor Series Worldwide Portfolio - seeks long-term growth of capital in a manner consistent with the preservation of capital, by investing primarily in common stocks of companies of any size throughout the world. Adviser: Janus Capital Corporation.

Putnam Global Growth Fund - Class A Shares - seeks capital appreciation by investing in common stocks of companies worldwide. Current income is only an incidental consideration in selecting investments for the Fund. The Fund is designed for investors seeking above-average capital growth potential through a globally diversified portfolio of common stocks. Adviser: Putnam Investment Management, LLC.

Putnam New Opportunities Fund - Class A Shares - seeks long-term capital appreciation. Current income is only an incidental consideration. The Fund invests principally in common stocks of companies in sectors of the economy which the Fund's investment adviser believes possess above-average long-term growth potential. Adviser: Putnam Investment Management, LLC.

Putnam OTC & Emerging Growth Fund - Class A Shares - seeks capital appreciation by investing primarily in common stocks traded in the over-the-counter market and common stocks of "emerging growth" companies listed on the securities exchanges with a focus on growth stocks. The Fund is designed for investors willing to assume above-average risk in return for above-average capital growth potential. Adviser: Putnam Investment Management, LLC.

VALIC Company I Funds

Growth & Income Fund - seeks long-term growth of capital and secondarily, current income through investment in common stocks and equity-related securities. Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Mid Cap Index Fund (1) - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Money Market I Fund - seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Science & Technology Fund - seeks long-term growth of capital through investment primarily in the common stocks and equity-related securities of companies that are expected to benefit from the development, advancement and use of science and technology. Adviser: VALIC. Sub-adviser: T. Rowe Price Associates, Inc.

Small Cap Index Fund (2) - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Social Awareness Fund - seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Stock Index Fund (1) - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

VALIC Company II Funds

Aggressive Growth Lifestyle Fund - seeks growth through investments in VALIC Company I or VALIC Company II Funds. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Capital Appreciation Fund - seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies. Adviser: VALIC. Sub-adviser: Credit Suisse Asset Management LLC, effective January 1, 2002. Prior to that, the sub-adviser was Goldman Sachs Asset Management.

Conservative Growth Lifestyle Fund - seeks current income and low to moderate growth of capital through investments in VALIC Company I or VALIC Company II Funds. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Core Bond Fund - seeks the highest possible total return consistent with conservation of capital through investment in medium- to high quality fixed income securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Prior to that, the sub-adviser was American General Investment Management, L.P.

Moderate Growth Lifestyle Fund - seeks growth and current income through investments in VALIC Company I or VALIC Company II Funds. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Previously, the Fund did not have a sub-adviser.

Small Cap Growth Fund - seeks long-term growth from a portfolio of equity securities of small capitalization growth companies. Adviser: VALIC. Sub-adviser: Franklin Advisers, Inc., effective January 1, 2002. Prior to that, the sub-adviser was J.P. Morgan Investment Management, Inc.

Strategic Bond Fund - seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of. income producing securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp., effective January 1, 2002. Prior to that, the sub-adviser was American General Investment Management, L.P.

___________

(1) "Standard & Poor's(r)", "S&P(r)", "S&P 500(r)" and "S&P MidCap 400(r)" are trademarks of Standard and Poor's ("S&P"). The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in those Funds.

(2) The Russell 2000(r) Index is a trademark/servicemark of Frank Russell Trust Company. Russell (TM) is a trademark of the Frank Russell Company.

A detailed description of the investment objective of each Mutual Fund can be found in the current prospectus for each Fund mentioned.

Transfers

There is no charge to transfer money among Potentia's investment options. Account Values may be transferred between Variable Account Options or between a Variable Account Option and the Potentia General Account at any time during the Purchase Period (please see the "Purchase Period" section in the Prospectus).

Transfers can be made by the Plan or its administrator by contacting our Home Office at 1-888-258-3422. Our home office is located at 2929 Allen Parkway, Houston, Texas 77019. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

Loans

The Potentia contract does not have a provision for contract loans. However, the employer or plan sponsor may offer loans through the Plan. A loan would be reflected as a withdrawal from the Potentia contract and a loan from the Plan trustee or third party administrator. Withdrawals from the Potentia General Account performed to fund Plan loans will be subject to a market value adjustment.

Fees And Charges

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the contract.

Separate Account Charges

An annual separate account charge will be assessed at an aggregate annualized rate of 1.45% on the average daily net asset value of VALIC Separate Account A.

More information on Fees may be found in the prospectus under the headings "Fees and Charges" and "Fee Table."

Payout Options

When a Participant withdraws their money, they can select from several payout options: a lifetime annuity (which guarantees payment for as long as they live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

Federal Tax Information

Although deferred annuity contracts often can be purchased with after-tax dollars, the Potentia contract is offered primarily in conjunction with retirement programs which receive favorable tax treatment under federal law. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus and of the Statement of Additional Information.

Annuities, custodial accounts and trusts used to fund tax qualified retirement plans and programs (such as those established under IRC sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax qualified plan or program, you should know that an annuity does not provide additional tax deferral beyond the tax qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Mortality and expense risk fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus.

Purchase Requirements

Purchase Payments may be made at any time and in any amount, subject to plan limitations. For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

Selected Purchase Unit Data

The Contract is a new variable annuity product; therefore, there is no data regarding purchase units available at this time.

General Information

About Potentia

Potentia was developed to help Participants save money for their retirement. It offers a combination of fixed and variable investment options that Participants can invest in to help them reach their retirement savings goals. Contributions to Potentia can come from different sources, like payroll deductions or money transfers. The retirement savings process with Potentia will involve two stages: the Purchase Period and the Payout Period. The first is when Participants make contributions into Potentia called "Purchase Payments." The second is when Participants receive their retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

Participants may choose, depending upon their retirement savings goals, personal risk tolerances, and retirement plan, to invest in the Potentia General Account and/or the Variable Account Options described in this prospectus. The Plan provides for Participant retirement benefits by allowing the Participant to select an annuity for their payout.

The Potentia contract is unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant's interest in the Contract, as reflected in records maintained by or on behalf of the Plan sponsor, are subject to all of the applicable restrictions under Code Section 403(b), and to plan limitations that may be more restrictive than the Code restrictions. Most Participant rights described in this prospectus may be exercised by contacting the Plan's administrator or another Plan representative, rather than contacting VALIC directly. This helps ensure compliance with the employer's Plan.

About VALIC

We were originally organized on December 21, 1955, as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Potentia. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

VALIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is the leading US-based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States. Its member companies write a wide range of commercial, personal and life insurance products through a variety of distribution channels in approximately 130 countries and jurisdictions throughout the world. AIG VALIC is the marketing name for the family of companies comprising VALIC Financial Advisors, Inc.; VALIC Retirement Services Company; VALIC Trust Company; and VALIC, offering a wide array of investment and insurance products, as well as financial and retirement planning services.

VALIC is a member of the Insurance Marketplace Standards Association "IMSA". IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

About VALIC Separate Account A

Money directed into Potentia's Variable Account Options will be sent through VALIC'S Separate Account A. You do not invest directly in the Variable Account Options. VALIC's Separate Account A invests in the Variable Account Option on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions." Nineteen Divisions are available and represent the Variable Account Options in Potentia. Each of these Divisions invests in a different Mutual Fund made available through Potentia. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979, under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of Potentia, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. The Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to Potentia be held exclusively for the benefit of the Plan, Participants, Annuitants, and beneficiaries of Potentia. The commitments under the Contracts are VALIC's, and AGC and AIG have no legal obligation to back these commitments. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

Units Of Interest

Investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution Of The Contracts

American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging up to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Contract Owners or to the Separate Account.

Fixed Account Option

Potentia offers one Fixed Account Option, the Potentia General Account. The Potentia General Account provides fixed-return investment growth. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. With the exception of the market value adjustment, which generally will be applied to withdrawals after the first plan year in excess of certain amounts, we bear the entire investment risk for the Potentia General Account. All Purchase Payments and interest earned on such amounts in the Potentia General Account will be paid regardless of the investment results experienced by the Company's general assets. Certain limitations may also apply. See "Transfers Between Investment Options" and "Market Value Adjustment" in this prospectus.

Variable Account Options

Potentia provides nineteen Variable Account Options. The Plan may limit the number of Variable Account Options available to its Participants to a smaller number. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying Mutual Fund.

Each individual Division represents and invests, through VALIC's Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for Potentia and include:

  VALIC Company I (formerly, North American Funds Variable Product Series I) - offers 7 funds for which VALIC serves as investment adviser. AIG Global Investment Corp., a VALIC affiliate, is the sub-adviser for 4 of the Funds: Mid Cap Index, Small Cap Index, Social Awareness, and Stock Index. SunAmerica Asset Management Corp., also a VALIC affiliate, subadvises 2 Funds, Growth & Income and the Money Market I Fund. T. Rowe Price Associates, Inc. subadvises the Science & Technology Fund.
  VALIC Company II (formerly, North American Funds Variable Product Series II - offers 7 funds for which VALIC serves as investment adviser. AIG Global Investment Corp. is the sub-adviser for 5 of the Funds: the 3 Lifestyle Funds, Core Bond, and Strategic Bond Fund. Credit Suisse Asset Management, LLC is the sub-adviser for the Capital Appreciation Fund, and Franklin Advisers, Inc. subadvises the Small Cap Growth Fund.
  American Century Mutual Funds, Inc. - offers 1 fund for which American Century Investment Management, Inc. serves as investment adviser. This fund is also available to the general public.
  Putnam Investments - offers 3 funds for which Putnam Investment Management, LLC, serves as investment adviser. These funds are also available to the general public.
  Janus Funds - offers 1 fund for which Janus Capital Corporation serves as investment adviser.

Each of the Funds (except for the Lifestyle Funds, which are non-diversified Funds) is registered as a diversified open-end, management investment company and is regulated under the Act. For complete information about each of these Funds, including charges and expenses, refer to the prospectus for that Fund.

Shares of certain of the Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding. Generally, these risks are discussed in each Fund's prospectus.

Purchase Period

The Purchase Period begins when the first Participant Purchase Payment is made and continues until that Participant begins his Payout Period. The Purchase Period can also end for any Participant when a Potentia account is surrendered before the Payout Period. The amount, number, and frequency of Purchase Payments is determined by the retirement plan for which Potentia was purchased.

Purchase Payments

Initial Purchase Payments must be received by VALIC either with, or after, a completed Plan application. The Contract Owner or the Plan's administrator is responsible for furnishing instructions to us (a contribution flow report) as to the amount being applied to each account option.

When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

  Accept the Application and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed Account Option or Variable Account Option selected;
  Reject the Application and return the Purchase Payment; or
  Request Additional Information to correct or complete the application. In the case of an individual variable annuity contract, we may return the Purchase Payments within 5 business days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from the Plan before we receive its completed application, we will not be able to establish a permanent account for the Plan. Under those circumstances, we will return the Purchase Payment to the employer.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Purchase Units

A Purchase Unit is a unit of interest owned by the Plan in a Variable Account Option. Purchase Units apply only to the Variable Account Options selected by the Plan. Purchase Unit values and the gross investment rate are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time. Once we have established the Plan's account and have applied its initial Purchase Payment as described above, any subsequent Purchase Payment received by us, or the Plan's administrator acting on our behalf, before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of the Variable Account Options will fluctuate. The calculation methods are shown below. For more information as to how Purchase Unit Values are calculated, see the Statement of Additional Information.

Calculation Of Purchase Unit Value

The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

The Gross Investment Rate

EQUALS

The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division

DIVIDED BY

The value of the Division for the immediately preceding day on which the values are calculated.

STEP 2: Calculate the net investment rate for any day as follows:

Net Investment Rate

EQUALS

Gross Investment Rate (calculated in Step 1)

MINUS

Separate Account charges and any income tax charges.

STEP 3: Determine Purchase Unit Value for a day.

The Purchase Unit Value for a day

EQUALS

The Purchase Unit Value for the immediate preceding day

MULTIPLIED BY

The Net Investment Rate (as calculated in Step 2) plus 1.00.

Choosing Investment Options

There are 20 investment options offered in Potentia. This includes the Potentia General Account and 19 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Act. The Potentia General Account is not subject to regulation under the Act and is not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Potentia General Account. However, federal securities law does require such data to be accurate and complete.

Potentia General Account

The Potentia General Account may be invested in either the general assets of the Company or in a Separate Account of the Company, depending upon state requirements. A Plan may allocate all or a portion of Participant Purchase Payments to the Potentia General Account. All payments under Potentia are initially allocated to the Potentia General Account, before being transferred to the Variable Account Options as instructed. A complete discussion of the Potentia General Account may be found in the "Summary" and "Fixed Account Option" sections in this prospectus. The value of your Potentia General Account investment may be affected by a market value adjustment will be applied to withdrawals after the first plan year in excess of certain amounts. See the "Market Value Adjustment" section below. Here is how a Participant may calculate the value of their Potentia General Account during the Purchase Period:

Value of The Potentia General Account

EQUALS

All Purchase Payments made to the Potentia General Account

PLUS

Amounts transferred from Variable Account Options to the Potentia General Account

PLUS

All interest earned

MINUS

Amounts transferred or withdrawn from Potentia General Accounts (including applicable fees and charges)

Variable Account Options

A Plan may allocate all or a portion of Participant Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus and in each Fund's prospectus. Based upon a Variable Account Option's Purchase Unit Value the Plan's accounts will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units the Plan's accounts will be credited for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of the Plan's accounts may be worth more or less at retirement or withdrawal.

Here is how to calculate the value of each Variable Account Option in an account during the Purchase Period:

The value of a Variable Account Option

EQUALS

The total number of Purchase Units

MULTIPLIED BY

The Current Purchase Unit Value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before the Potentia contract has been surrendered by the Plan. The value of the Purchase Units will continue to vary. The Plan's Account Value will continue to be subject to change.

Transfers Between Investment Options

Participants may request a transfer of all or part of their portion of the Account Value between the various Fixed Account and Variable Account Options in Potentia through the Plan's administrator or another designated representative of the Plan without a charge. The Account Value is the total sum of the Plan's Potentia General Account and Variable Account Options that have not yet been applied to payout payments. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below.

During The Purchase Period

We currently permit transfers between Variable Account Options or between a Variable Account Option and the Potentia General Account, at any time. We may, however, limit the number, frequency (minimum period of time between transfers) or amount of transfers a Plan or its Participants can make. The underlying Mutual Fund of any Variable Account Option may also impose similar limitations or restrictions on the transfers to or from such Fund and may refuse your transaction. Please refer to the current prospectus for each Fund to determine if additional limitations or restrictions apply.

During The Payout Period

During the Payout Period, transfers between Potentia's investment options may be subject to certain limitations imposed by the annuity option purchased. In no event may transfers be done once payout begins from the Potentia General Account.

We will send the Plan confirmation of the completed transfer within 5 days from the date of its instruction. When the Plan or its administrator receives its confirmation, it is the Plan's duty to verify the information shown, and advise us of any errors within one business day.

Effective Date Of Transfer

The effective date of a transfer will be:

  The date of receipt, if received by us, or the Plan's administrator acting on our behalf, before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. Eastern Time); otherwise
  The next date values are calculated.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Contract Owners.

Fees and Charges

By investing in Potentia, Participants may be subject to four basic types of fees and charges:

  Premium Tax Charge
  Separate Account Charges
  Fund Annual Expense Charge
  Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus. In addition, certain charges may apply to the Potentia General Account which are discussed at the end of this section.

Throughout this prospectus you will find repeated references to the tax-deferred nature of the annuity contract, as well as the tax-deferred nature of contributions to qualifying retirement programs. There is no fee for this tax-deferred feature. Instead, the tax deferral is a result of the application of federal income tax rules to the contract and, if applicable, to the retirement program under which this contract is purchased.

Premium Tax Charge

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due.

Separate Account Charges

There will be a separate account charge applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.45% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The separate account charge is to compensate the Company for assuming mortality and expense risks under Potentia. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for a Participant's life no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering Potentia, no matter how large the cost may be.

The Company may make a profit on the separate account charge. For more information about the Separate Account Charge, see the Fee Table in this prospectus.

Fund Annual Expense Charges

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges indirectly cost the Plan because they lower its return. Some of the Mutual Funds or their affiliates may have an agreement with the Company to pay the Company for administrative and shareholder services it provides to the underlying Fund.

Other Tax Charges

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Market Value Adjustment

The Potentia General Account will be guaranteed to receive a stated rate of interest that is periodically determined. We guarantee the Potentia General Account will earn at least 3% per annum. Plan withdrawals after the first policy year in excess of 20% of the Account Value of the Potentia General Account as of the last anniversary of the Potentia Contract will be subject to a market value adjustment. This adjustment may be positive, negative, or zero based upon the differences in interest rates at the time the Contract was established or over the last five years, if less, and at the time of the withdrawal. Any negative adjustment will be waived to the extent it decreases the surrender value below the minimum guaranteed rate of 3%. This adjustment will not apply to any withdrawals of Account Value in the Potentia General Account used to purchase an annuity. For more information on the market value adjustment, see "Surrender of Account Value" below. The Plan should review the Contract for additional information on the Potentia General Account.

Payout Period

The Payout Period on an annuity begins when a Participant decides to withdraw their money in a steady stream of payments. If the Plan permits, a Participant may be able to apply any portion of any amounts payable to one of the types of Payout Options listed below. A Participant may choose to have their Payout Option on either a fixed, a variable, or a combination payout basis. When a Participant chooses to have their Payout Option on a Variable basis, they may keep the same Variable Account Options they had under the Plan.

Fixed Payout

Under Fixed Payout, a Participant will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments may depend on:

  Type and duration of Payout Option chosen;
  Your age or your age and the age of your survivor(1);
  The amount being applied; and
  The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of the Participant's payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Variable Payout

With a Variable Payout, a Participant may select from their existing Variable Account Options. A Participant's payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options the Participant selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate the Participant selected. Assumed Interest Rate means the rate used to determine a Participant's first monthly Payout Payment per thousand dollars of Account Value in their Variable Account Options(s). A Payout Unit is a measuring unit used to calculate Payout Payments from a Participant's variable account option. Payout Unit values will vary with the investment experience of the VALIC Separate Account a divisions the Participant selected.

For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional information.

In determining a Participant's first Payout Payment, an Assumed Investment Rate of 3% is used (unless the Participant selects a higher rate as allowed by state law.) If the net investment experience of the Variable Account Option exceeds the Participant's Assumed Investment Rate, the Participant's next payment will be greater than their first payment. If the investment experience of the Variable Account Option is lower than the Participant's Assumed Investment Rate, the Participant's next payment will be less than their first payment.

Combination Fixed And Variable Payout

With a Combination Fixed and Variable Payout, the Participant may choose:

  From the existing Variable Account Options (payments will vary); with a
  Fixed Payout (payment is fixed and guaranteed).

Payout Date

The Payout Date is the date elected by a Participant which under the annuity payout payments will start. The date elected must be the first of any month provided 30 days advance notice has been given to VALIC. The Participant's account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may be when a Participant attain age 59 1/2 or separates from service, but must be no later than April 1 following the calendar year a Participant reaches age 70 1/2 or the calendar year in which a Participant retires. For additional information on the minimum distribution rules that apply to payments under 403(b), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

Payout Options

A Participant may specify the manner in which their Payout Payments are made. A Participant may select one of the following options:

  Life Only - payments are made only to a Participant during their lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.
  Life with Guaranteed Period - payments are made to a Participant during their lifetime, but if they die before the guaranteed period has expired, their beneficiary will receive payments for the rest of their guaranteed period.
  Life with Cash or Unit Refund - payments are made to a Participant during their lifetime. Upon their death, their beneficiary will receive a lump sum payment equal to the remaining Annuity Value.
  Joint And Survivor Life - payments are made to a Participant during the joint lifetime of the Participant and their beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of third payment.
  Payment for a Designated Period - payments are made to the Participant for a select number of years between five and thirty. Upon the Participant's death, payments will continue to their beneficiary until the designated period is completed. An Annuitant or other payee receiving a Variable Payout under this option can select at any time to withdraw all or a portion of the value of the remaining Variable Payout. An Annuitant or other payee will receive one payment for the withdrawal. We calculate the value of any remaining Variable Payouts by assuming that each payment is equal and by discounting each payment to the present at an annual rate of 3% (the "assumed amount"). We calculate the "assumed amount" of each remaining payment as of the end of the Valuation Period in which we receive the Annuitant's request for a withdrawal.

Enhancements to Payout Options

A Participant may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

Payout Information

Once a Participant's Payout Payments have begun, the option they have chosen may not be stopped or changed. Any one of the variable account options may result in a Participant receiving unequal payments during their life expectancy. If payments begin before age 59 1/2, a Participant may suffer unfavorable tax consequences, in the form of an excise tax, if the Participant does not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

A Participant's Payment Option should be selected at least 30 days before their Payout Date. If such selection is not made:

  Payments will be made under the Life with Guaranteed Period Option,
  The payments will be guaranteed for a 10 year period,
  The payments will be based on the allocation used for the Participant's Purchase Payments,
  The Fixed Account Option will be used to distribute payments to the Participant on a Fixed Payout basis, and
  The Variable Account Options will be used to distribute payments to the Participant on a Variable Payout basis.

A Participant's first Payout Payment must total at least $25.

Most Payout Payments are made monthly. If the amount of a Participant's payment is less than $25, we reserve the right to reduce the number of payments made each year so each of a Participant's payments are at least $25, subject to any limitations under the Contract or Plan.

Surrender of Account Value

When Surrenders Are Allowed

The Contract Owner may withdraw all or part of the Participant's Account Value at any time before Payout begins if:

  allowed under federal or state law
  allowed under the Plan

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

The Plan's maximum Surrender Value equals the Plan's Account Value next computed after its properly completed request for surrender is received in our Home Office subject to any applicable market value adjustment.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of Purchase Payments received by us.

We will mail the Surrender Value within 7 calendar days after we receive a properly completed surrender request. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of the Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

Surrender Restrictions

Generally, Internal Revenue Code Section 403(b) permits total or partial distributions of elective deferrals or certain other amounts transferred into this Contract from a 403(b)(7) custodial account, or a 403(b) annuity contract, only on account of hardship (generally employee contributions only, without accrued interest), attainment of age 59 1/2, separation from service, death or disability. An employer's Plan may impose additional restrictions on withdrawals of these and other amounts.

Partial Surrenders

The Contract Owner may request a partial surrender of the Participant's Account Value at any time, subject to any applicable surrender restrictions. A partial surrender will reduce the Account Value.

The reduction in the number of Purchase Units credited to the Plans Variable Account Option Account Value will equal the amount surrendered from the Variable Account Option divided by the Plan's Purchase Units next calculated after the request for surrender is received at our Home Office.

Potentia General Account

For withdrawals made during the first year of the Contract, no charges or value adjustments will be made. For withdrawals made after the first year of the Contracts, up to 20% of the Potentia General Account Accumulation Value as of the last Contract anniversary will be free from any charge or adjustment in value. All withdrawals above those limits will be subject to a market value adjustment as follows:

(1 + A)5 divided by (1 + B)5

    Where A = the average 10 year Treasury Constant Maturity Series rate computed as an average of such rates as of the last business day of the last 60 complete calendar months or the number of complete months since the Contract issue if less, determined as of the time of the transaction; and
    Where B = the 10 year Treasury Constant Maturity Series rate determined as of the last business day of the calendar month prior to the transaction.

Death Benefits

If a Participant dies before withdrawing his or her entire interest in the Contract, the remaining interest will be paid to the Participant's beneficiary(ies) as determined under the Plan, in accordance with the Plan and the Code. If the Participant dies during the Payout period, the remaining annuity payments, if any, will be paid to the Participant's beneficiary(ies) as determined under the Plan and as described below.

Beneficiary Information

The Beneficiary may receive death benefits:

  In lump sum; or
  In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the Plan, if any.

Spousal Beneficiaries

A Spousal beneficiary may receive death benefits as shown above; or

  may delay any distributions until the Annuitant would have reached age 70 1/2; or
  may roll the funds over to an Individual Retirement Annuity.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

  In full within 5 years after the Annuitant's death; or
  By payments beginning within 1 year after the Annuitant's death under:
  A life annuity;
  A life annuity with payments certain; or
  An annuity for a designated period not exceeding the Beneficiary's life expectancy.

An Annuitant is a person designated to receive annuity payments. This may be a Participant or his beneficiaries.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by the Participant may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Potentia.

During The Payout Period

If death occurs during the Payout Period, a Participant's Beneficiary may receive a death benefit depending on the Payout Options selected. The amount of death benefits will also depend on the Payout Option that the Participant selected. The Payout Options available are described in the "Payout Period" section of this prospectus.

  If the Life Only Option or Joint and Survivor Life Option were chosen, there will be no death benefit.
  If the Life With Guaranteed Period Option, Joint and Survivor Life with Guaranteed Periods Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
  Receive the present value of any remaining payments in a lump sum; or
  Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Participant; or
  Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

How to Review Investment Performance of Separate Account Divisions

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what a Participant's actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously available through other annuity or life insurance products or to the general public before Potentia was first available to you. We may therefore, advertise investment performance since the inception of the underlying Funds. In each case, we will use the charges and fees imposed by Potentia in calculating the Division's investment performance.

Types Of Investment Performance Information Advertised

We may advertise the Division's Total Return Performance information and Yield Performance information.

Total Return Performance Information

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised, as described below:

  Standard Average Annual Total Return
  Nonstandard Average Annual Total Return
  Cumulative Total Return
  Annual Change in Purchase Unit Value
  Cumulative Change in Purchase Unit Value
  Total Return Based on Different Investment Amounts
  An Assumed Account Value of $10,000

Standard Average Annual Total Return

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods. If Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Total Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

Nonstandard Average Annual Total Return

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Premium taxes are not deducted. The SEC staff takes the position that performance information of an underlying Fund reduced by Account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all account fees and charges are deducted.

Cumulative Total Return

Cumulative Total Return may be calculated for 1, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of premium taxes.

Annual Change in Purchase Unit Value

Annual Change in Purchase Unit Value is a percentage change during a one year period or since inception. This is calculated as follows:

  The Purchase Unit Value at the start of the period or year is subtracted from the Purchase Unit Value at the end of the period or year;
  The difference is divided by the Purchase Unit Value at the start of the period or year.

Premium taxes are not deducted. The effect of these taxes, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

Cumulative Change in Purchase Unit Value

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in
Purchase Unit Value.

Total Return Based on Different Investment Amounts

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Potentia charges and fees imposed on the Division.

An Assumed Account Value of $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

Yield Performance Information

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

Money Market I Division

We may advertise the Money Market I Division's Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the Money Market I Division over a given 7-day period. The Current Yield does not take into account premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield.

Divisions Other Than The Money Market I Division

We may advertise the standardized yield performance for each Division other than the Money Market I Division. The yield for each of these Divisions will be determined as follows:

  We will divide the average daily net investment income per Purchase Unit by the Purchase Unit Value on the last day of the period; and
  We will annualize the result.

Other Contract Features

Changes That May Not Be Made

The Contract Owner may not be changed once their account has been established:

We Reserve Certain Rights

We reserve the right to:

  Amend the Contract for Fund Changes;
  Amend the Contract to comply with tax or other laws;
  Make changes (upon written notice) that would apply only to new Participants after the effective date of the changes;
  Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;
  Deregister VALIC Separate Account A under the Act, if registration is no longer required;
  Stop accepting new Participants under a Contract.

Fund Changes

We may amend your Contract to match changes to the funds offered under your Contract. For example, we may establish new funds, delete funds, or stop accepting allocations and/or investments in a particular fund. We may move assets and re-direct future premium allocations from one fund to another if we receive shareholder approval through a proxy vote or SEC approval for a fund substitution. This would occur if a fund is no longer an appropriate investment for the Contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new fund offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your fund choices.

Relationship to Employer's Plan

Participants should always refer to the terms and conditions in the Plan, including any Plan limitations that may limit a Participant's rights with respect to amounts held under the Potentia Contract, when reviewing the descriptions of Potentia in this prospectus.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on the Plan's behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. Subject to any contrary provisions in the Plan, Participants may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

Who May Give Voting Instructions

During the Purchase Period, the Plan will dictate whether Participants will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. Plans will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

Determination Of Fund Shares Attributable To An Account

During Purchase Period

The number of Fund shares attributable to A Plan's account will be determined on the basis of the Purchase Units credited to the Plan's account on the record date set for the Fund shareholder meeting.

During Payout Period or After A Death Benefit Has Been Paid

The number of Fund shares attributable to a Participant's account will be based on the liability for future variable annuity payments to their payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

The Funds which comprise the Variable Account Options in Potentia may have a number of shareholders including VALIC Separate Account A, VALIC's other affiliated insurance company separate accounts and retirement plans within the American General Corporation group of companies and public shareholders.

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC or VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

Potentia provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. A Participant should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult a personal tax adviser regarding how the current rules apply to a specific situation.

Type Of Plans

Potentia Contracts are offered primarily to employer-sponsored tax-qualified retirement programs. The Contracts offered with this prospectus are issued only to Code Section 403(b) annuity plans. Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under the foregoing retirement arrangements are "Qualified Contracts."

Tax Consequences In General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect under an employer's 403(b) Plan. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and a personal tax adviser.

Purchase Payments under Potentia can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute investment in the Contract. Potentia Contracts offered under this prospectus are only offered to
403(b) programs. Contracts offered under such programs receive deferral of tax on the inside build-up of earnings on invested Purchase Payments until a distribution occurs. See the Statement of Additional Information for special rules.

Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a qualified Contract described in Section 403(b) of the Code does not lose its deferred tax treatment if purchase payments under the contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code Section 817(h)) which specifically exempts these qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these qualified Contracts under current law.

Effect of Tax-Deferred Accumulations

The chart below compares the results from Premium Payments made to:

  An Independence Plus Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;
  A non-qualified Contract purchased with after-tax Premium Payments and;
  Conventional savings vehicles such as savings accounts.

[chart appears here]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan (shown above as "Conventional Savings"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month
($138.89 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. The 8% yield on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:
Paycheck Comparison	Tax-Favored Retirement Program	Conventional Savings Account
Annual amount available for savings before federal taxes	$2,500	$2,500
Current federal income tax due on Purchase Payments	0	(700)
Net retirement plan Purchase Payments	$2,500	$1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income.

Contents of Statement of Additional Information

General Information 3

Marketing Information 3

Endorsements and Published Ratings 3

Types of Variable Annuity Contracts 4

Federal Tax Matters 4

Tax Consequences of Purchase Payments to 403(b) Annuities 4

Tax Consequences of Distributions from 403(b) Annuities 5

Special Tax Consequences -- Early Distribution from 403(b) Annuities 5

Special Tax Consequences -- Required Distributions from 403(b) Annuities 5

Economic Growth and Tax Relief Reconciliation Act of 2001 6

Tax-Free Rollovers, Transfers From 403(b) Annuities 6

Purchase Unit Value 6

Illustration of Calculation of Purchase Unit Value 6

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax) 7

Performance Calculations 7

Money Market Divisions Yields 7

Illustration of Calculation of Standardized Yield for Bond Fund Divisions 8

Calculation of Average Annual Total Return 8

Calculation of Potentia General Account Value 9

Performance Information 9

General 9

Average Annual Total Return and Cumulative Return Tables 9

Payout Payments 12

Assumed Investment Rate 12

Amount of Payout Payments 12

Payout Unit Value 13

Illustration of Calculation of Payout Unit Value 13

Illustration of Payout Payments 13

Distribution of Variable Annuity Contracts 13

Experts 14

Comments on Financial Statements 14

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

Potentia(r) Service 1-888-258-3422

[logo]

AIG VALIC, a member of American International

Group, Inc., is the marketing name for the family of

companies comprising VALIC Financial Advisors, Inc.;

VALIC Retirement Services Company; VALIC Trust Company;

and The Variable Annuity Life Insurance Company (VALIC).

PRINTED MATTER

PRINTED IN U.S.A.

VL 13340

REV 05/02

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP

VARIABLE ANNUITY CONTRACTS

Potentia(r)

STATEMENT OF ADDITIONAL INFORMATION

FORM N-4 PART B

MAY 1, 2002

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for Potentia dated May 1, 2002 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by the Contract Owner by calling 1-888-258-3422 or writing the Company, or The Variable Annuity Marketing Company at 2929 Allen Parkway, Houston, Texas 77019. Participants should contact their Plan's administrator.

VL 13340-1

TABLE OF CONTENTS

Page

General Information 3

Marketing Information 3

Endorsements and Published Ratings 3

Types of Variable Annuity Contracts 4

Federal Tax Matters 4

Tax Consequences of Purchase Payments to 403(b) Annuities 4

Tax Consequences of Distributions from 403(b) Annuities 5

Special Tax Consequences -- Early Distribution from 403(b) Annuities 5

Special Tax Consequences -- Required Distributions from 403(b) Annuities 5

Economic Growth and Tax Relief Reconciliation Act of 2001 6

Tax-Free Rollovers, Transfers From 403(b) Annuities 6

Purchase Unit Value 6

Illustration of Calculation of Purchase Unit Value 6

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax) 7

Performance Calculations 7

Money Market Divisions Yields 7

Illustration of Calculation of Standardized Yield for Bond Fund Divisions 8

Calculation of Average Annual Total Return 8

Calculation of Potentia General Account Value 9

Performance Information 9

General 9

Average Annual Total Return and Cumulative Return Tables 9

Payout Payments 12

Assumed Investment Rate 12

Amount of Payout Payments 12

Payout Unit Value 13

Illustration of Calculation of Payout Unit Value 13

Illustration of Payout Payments 13

Distribution of Variable Annuity Contracts 13

Experts 14

Comments on Financial Statements 14

GENERAL INFORMATION

MARKETING INFORMATION

The Company has targeted organizations in specific market sectors as the central focus of its marketing efforts for its Contracts. These markets include, but are not limited to, public, primary and secondary schools, colleges, universities, state and local government groups and healthcare markets. Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private, primary and secondary schools, colleges and universities, healthcare organizations, state and local governments and other organizations. The Company, in its marketing efforts to each of the market segments may, from time to time, design sales literature and material specifically for its particular market segments. The sales literature and material may address specifically the group's contract and retirement plan.

The Company may refer to a general investment strategy known as indexing. Several of the Divisions employ this investment strategy. The Company may compare the performance of these Divisions to the S&P 500 Index, S&P MidCap 400 Index, Russell 1000 Value Index, Russell 2000 Index, Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.

The Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize-winning economist Harry Markowitz.

When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into five categories based on their personal risk tolerance and will quote various industry experts on which types of investments are best suited to each of the five risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Inc. ("Lipper"), Laffer-Cantos, Inc., The Variable Annuity Research & Data Services ("VARDS") Report, Wilson Associates, Morningstar, Inc. ("Morningstar") and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes and different asset categories, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset categories and classes over different time horizons, and the correlation between the returns of different asset categories and classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds vs. actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

The Company may, from time to time, refer to the products of various investment advisers and sub-advisers referenced in the prospectus. The Company may mention assets under management and others facts specific to each adviser. The Company may, from time to time, compare the performance of the mutual funds that serve as the investment vehicles for Potentia to the performance of certain market indices. These market indices are described in the "Performance Information" section of this Statement of Additional Information.

ENDORSEMENTS AND PUBLISHED RATINGS

From time to time, in advertisements or in reports to Contract Owners, the Company may refer to its endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time. The Company may also refer to the term "preferred provider" with the group's consent.

Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D. Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C. The Company may additionally refer to its Fitch IBCA, Duff & Phelp's rating. A Fitch rating is an assessment of a company's insurance claims paying ability. Fitch IBCA, Duff & Phelp's ratings range from AAA to CCC. Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

The Company may refer to Lipper, Morningstar and CDA/Wiesenberger Investment Companies ("CDA/Wiesenberger") when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

Finally, the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY CONTRACTS

Unallocated flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this Statement of Additional Information relates.

Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment.

The Contracts are non-participating and will not share in any of the profits of the Company. The Contracts are unallocated, which means that VALIC will not maintain separate participant account records and will not issue a separate contract or certificate to the participant. However, the participant's interest in the Contracts, as reflected in records maintained by or on behalf of the plan sponsor, are subject to all of the applicable restrictions under Code Section 403(b), and to plan limitations that may be more restrictive than the Code restrictions.

FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Potentia, during life and at death.

Tax Consequences Of Purchase Payments To 403(b) Annuities

Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed applicable tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to Participant voluntary and nonelective salary reduction contributions.

Participant voluntary salary reduction contributions are generally limited to $11,000 ($9,500 before 1998; $10,000 in 1998 and 1999; $10,500 in 2000 and 2001), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the smallest of $30,000; approximately 25% of salary; or an exclusion allowance which takes into account a number of factors. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

Tax Consequences Of Distributions From 403(b) Annuities

Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability; or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

Similar restrictions will apply to all amounts transferred from a section 403(b)(7) custodial account other than rollover contributions.

Distributions are taxed as ordinary income to the recipient, except to the extent allocable to an employee's after tax contributions (investment in the Contract), in accordance with Section 72.

Special Tax Consequences -- Early Distribution From 403(b) Annuities

Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55;

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and

(5) distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

Special Tax Consequences -- Required Distributions From 403(b) Annuities

Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i) must begin to be paid when Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

A Participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.

Tax-Free Rollovers, Transfers From 403(b) Annuities

Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

PURCHASE UNIT VALUE

The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

Illustration Of Calculation Of Purchase Unit Value

Example 1.

1. Purchase Unit value, beginning of period $ 1.800000

2. Value of Fund share, beginning of period 21.200000

3. Change in value of Fund share .500000

4. Gross investment return (3) divided by (2) .023585

5. Daily separate account fee* $ .000027

6. Net investment return (4)-(5) .023558

7. Net investment factor 1.000000+(6) $ 1.023558

8. Purchase Unit value, end of period (1) X (7) $ 1.842404

*Mortality and expense risk fee and administration and distribution fee of 1% per annum used for illustrative purposes.

Illustration Of Purchase Of Purchase Units (Assuming No State Premium Tax)

Example 2.

1. First Periodic Purchase Payment $ 100.00

2. Purchase Unit value on effective date of purchase (see Example 3) $ 1.800000

3. Number of Purchase Units purchased (1) divided by (2) 55.556

4. Purchase Unit value for valuation date following purchase (See Example 3) $ 1.842404

5. Value of Purchase Units in account for valuation date following purchase (3) X (4) $ 102.36

PERFORMANCE CALCULATIONS

Money Market I Division Yields

Calculation of Current Yield for Money Market Division Six

7-Day Current Yield: 0.42%

Illustration Of Calculation Of Current Yield For Money Market I Division Six

Example 3.

The current yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

Calculation of Effective Yield for Money Market Division Six

7-Day Effective Yield: 0.42%

Illustration Of Calculation Of Effective Yield For Money Market I Division Six

Example 4.

The effective yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

Standardized Yield for Bond Fund Divisions 58 and 59

Calculation of Standardized Yield for Divisions 58 and 59

Core Bond Fund Strategic Bond Fund

(Division 58) (Division 59)

Standardized Yield 3.48% 4.46%

Illustration Of Calculation Of Standardized Yield For Bond Fund Divisions 58 and 59

Example 5.

The yield quotations above are based on a 30-day period ended December 31, 2001, the date of the most recent balance sheet of the Registrant included in the registration statement. Standardized yield is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

YIELD=2 [( a-b + 1 )6-1]

cd

Where:

a = net investment income earned during the period by the Fund attributable to shares owned by the Division

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Purchase Units outstanding during the period

d = the maximum offering price per Purchase Unit on the last day of the period

Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

Calculation Of Average Annual Total Return

Average Annual Total Return quotations for the 1, 5, and 10 year periods are computed by finding the average annual compounded rates of over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)/n/ = ERV

Where:

P = a hypothetical initial Purchase Payment of $1,000

T = average annual total return

n = number of years

ERV = redeemable value at the end of the 1, 5, or 10 year periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof)

The Company may advertise standardized average annual total return which includes separate account charges as well as non-standardized average annual total returns which may not include separate account charges or may include periods prior to Potentia's existence.

There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

Calculation Of Potentia General Account Value

At any time, your Potentia General Account Accumulation Value at any time is equal to the Purchase Payments allocated to the Potentia General Account plus the Accumulation Value transferred to the Potentia General Account, plus interest credited to Your Accumulation Value in the Potentia General Account; less any withdrawal of Accumulation Value from the Potentia General Account and less any reduction of Accumulation Value due to the withdrawal; less any Accumulation Value transferred from the Potentia General Account to the Separate Account; and less any premium or other applicable taxes deducted from the Accumulation Value held in the Potentia General Account.

We will credit interest to Accumulation Value held in the Potentia General Account periodically, but not less than annually. We will declare interest rates that apply either to the entire Accumulation Value held in the General Account, or separately to amounts accumulated in separate time periods. We guarantee that the interest to be credited will not be less than 3%. We may credit additional interest at our discretion.

Performance Information

Average Annual Total Return And Cumulative Return Tables

In the prospectus we have described a number of ways we may advertise information about the investment performance of VALIC Separate Account A Divisions. Certain performance information for each VALIC Separate Account A Division is printed in the two tables below. The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

Table I

Average Annual Total Return In A Hypothetical Contract*

(From Underlying Fund Inception To December 31, 2001)
Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date

American Century Ultra Fund - Division 31	-15.86%	8.32%	9.97%	N/A	11/02/81
Janus Adviser Worldwide Fund - Division 47	-22.23%	N/A	N/A	N/A	04/30/97
Putnam Global Growth Fund - Division 28	-30.84%	1.98%	6.06%	N/A	09/01/67
Putnam New Opportunities Fund - Division 26	-31.12%	4.44%	12.44%	N/A	08/31/90
Putnam OTC & Emerging Growth Fund - Division 27	-46.91%	-7.48%	4.59%	N/A	11/01/82
VALIC Company I Funds
Growth & Income Fund - Division 16	-11.39%	5.38%	N/A	9.68%	04/29/94
Mid Cap Index Fund - Division 4	-2.39%	14.14%	12.81%	N/A	10/01/91
Money Market I Fund - Division 6	2.17%	3.44%	3.00%	N/A	01/16/86
Science & Technology Fund - Division 17	-42.04%	1.11%	N/A	11.77%	04/29/94
Small Cap Index Fund - Division 14	0.51%	5.97%	N/A	9.08%	05/01/92
Social Awareness Fund - Division 12	-12.67%	8.38%	10.18%	N/A	10/02/89
Stock Index Fund - Division 10c	-13.48%	8.84%	10.95%	N/A	04/20/87
VALIC Company II Funds
Aggressive Growth Lifestyle Fund - Division 48	-13.75%	N/A	N/A	5.25%	09/22/98
Capital Appreciation Fund - Division 39	-22.61%	N/A	N/A	-1.41%	09/22/98
Conservative Growth Lifestyle Fund - Division 50	-3.16%	N/A	N/A	6.71%	09/22/98
Core Bond Fund - Division 58	5.22%	N/A	N/A	3.38%	09/22/98
Moderate Growth Lifestyle Fund - Division 49	-7.07%	N/A	N/A	6.32%	09/22/98
Small Cap Growth Fund - Division 35	-24.92%	N/A	N/A	5.57%	09/22/98
Strategic Bond Fund - Division 59	8.94%	N/A	N/A	4.74%	09/22/98

_______________

* The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same. The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for all Divisions will be shown when it becomes available.

Table II

Cumulative Return In A Hypothetical Contract*

(From Underlying Fund Inception To December 31, 2001)
Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date

American Century Ultra Fund - Division 31	-15.86%	49.15%	158.68%	N/A	11/02/81
Janus Adviser Worldwide Fund - Division 47	-22.23%	N/A	N/A	N/A	04/30/97
Putnam Global Growth Fund - Division 28	-30.84%	10.30%	80.07%	N/A	09/01/67
Putnam New Opportunities Fund - Division 26	-31.12%	24.29%	223.04%	N/A	08/31/90
Putnam OTC & Emerging Growth Fund - Division 27	-46.91%	-32.20%	56.64%	N/A	11/01/82
VALIC Company I Funds
Growth & Income Fund - Division 16	-11.39%	29.97%	N/A	103.16%	04/29/94
Mid Cap Index Fund - Division 4	-2.39%	93.77%	233.93%	N/A	10/01/91
Money Market I Fund - Division 6	2.17%	18.41%	34.34%	N/A	01/16/86
Science & Technology Fund - Division 17	-42.04%	5.66%	N/A	134.87%	04/29/94
Small Cap Index Fund - Division 14	0.51%	33.63%	N/A	131.63%	05/01/92
Social Awareness Fund - Division 12	-12.67%	49.54%	163.58%	N/A	10/02/89
Stock Index Fund - Division 10c	-13.48%	52.74%	182.77%	N/A	04/20/87
VALIC Company II Funds
Aggressive Growth Lifestyle Fund - Division 48	-13.75%	N/A	N/A	18.23%	09/22/98
Capital Appreciation Fund - Division 39	-22.61%	N/A	N/A	-4.54%	09/22/98
Conservative Growth Lifestyle Fund - Division 50	-3.16%	N/A	N/A	23.70%	09/22/98
Core Bond Fund - Division 58	5.22%	N/A	N/A	11.48%	09/22/98
Moderate Growth Lifestyle Fund - Division 49	-7.07%	N/A	N/A	22.22%	09/22/98
Small Cap Growth Fund - Division 35	-24.92%	N/A	N/A	19.40%	09/22/98
Strategic Bond Fund - Division 59	8.94%	N/A	N/A	16.37%	09/22/98

* The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same. The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for all Divisions will be shown when it becomes available.

PAYOUT PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of payout payments under an annuity contract selected by a Participant which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount Of Payout Payments

The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

The contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of account value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3% in the group contract).

The portion of the first monthly variable payout payment derived from a division of VALIC Separate Account A is divided by the Payout Unit value for that division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another division or to provide a fixed annuity.

In any subsequent month, the dollar amount of the variable payout payment derived from each division is determined by multiplying the number of Payout Units in that division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the division or divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable division.

Each deferred contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by the Contract, the Annuitant will be give the benefit of the new annuity rates.

Payout Unit Value

The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

Illustration Of Calculation Of Payout Unit Value

Example 6.

1. Payout Unit value, beginning of period $ .980000

2. Net investment factor for Period (see Example 3) 1.023558

3. Daily adjustments for 3 1/2% Assumed Investment Rate .999906

4. (2) X (3) 1.023462

5. Payout Unit value, end of period (1) X (4) $ 1.002993

Illustration Of Payout Payments

Example 7. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date 10,000.00

2. Purchase Unit value (see Example 3) $ 1.800000

3. Account Value of Contract (1) X (2) $ 18,000.00

4. First monthly Payout Payment per $1,000 of Account Value $ 5.63

5. First monthly Payout Payment (3) X (4) divided by 1,000 $ 101.34

6. Payout Unit value (see Example 8) $ .980000

7. Number of Payout Units (5) divided by (6) $ 103.408

8. Assume Payout Unit value for second month equal to $ .997000

9. Second monthly Payout Payment (7) X (8) $ 103.10

10. Assume Payout Unit value for third month equal to $ .953000

11. Third monthly Payout Payment (7) X (10) $ 98.55

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Texas corporation and is a member of the NASD. The licensed agents who sell the Contracts will be compensated for such sales by commissions which will range up to 6.0% of each Purchase payment. (The commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account.)

Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. No sales commissions were paid for the fiscal period ending December 31, 2001.

EXPERTS

The consolidated balance sheets of the Company at December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2001, 2000 and 1999, and the statements of net assets and operations for the Company's Separate Account A at December 31, 2001 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP, independent auditors for the financial statements of the Company and the Company's Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas
77010-2007.

COMMENTS ON FINANCIAL STATEMENTS

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

Not all of the Separate Account A Divisions are available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 2001.

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Printed Matter

Printed in U.S.A. VL 13340-1 REV 5/02

The Variable Life Insurance Company, Houston, Texas

<MODULE>

<NAME> VALICFINS_01

<CIK> 0000354912

<CCC> 8*JCSWDY

</MODULE>

<MODULE>

<NAME> VALICSEPFIN2002

<CIK> 0000354912

<CCC> 8*JCSWDY

</MODULE>